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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                 ---------------



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported)   January 28, 1999
                                                        -------------------


                                THE GEON COMPANY
               (Exact name of registrant as specified in charter)



   Delaware                        1-11804                      34-1730488
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(State or other                  (Commission                  (IRS Employer
jurisdiction of                  File Number)                Identification No.)
incorporation)


               One Geon Center, Avon Lake, Ohio              44012
               ----------------------------------------------------
           (Address of principal executive offices)        (Zip Code)


       Registrant's telephone number, including area code     440-930-1001
                                                            --------------

                                 Not Applicable
                                 --------------
         (Former name or former address, if changed since last report.)


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Item 5. Other Events
--------------------

         The joint venture established by Owens Corning and The Geon Company on Dec. 15, 1998, presented its new name --Decillion, LLC -- and named Thomas F. Martin III and David S. Foell to key executive roles.

Item 7(c).  Financial Statements, Pro Forma Financial Information and Exhibits
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Exhibit 99.1 Press Release of January 28, 1999 announcing the name and management team of the joint venture established by Owens Corning and The Geon Company.


                                    SIGNATURE


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                                  THE GEON COMPANY




                                                  By  \s\ Gregory L. Rutman
                                                     --------------------------
                                                  Secretary



Dated January 29, 1999